                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ------------------------------

                                     8-K

                        ------------------------------


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 15, 1997
                                                       -------------------


                         EQCC HOME EQUITY LOAN TRUST 1997-B
    ----------------------------------------------------------------------
     (Exact name of registrant as specified in governing instruments)



       Delaware                  333-20675                    59-3466219
   ----------------           ----------------            ------------------
   (State or other            (Commission File              (IRS Employer
   jurisdiction of                 Number)                Identification No.)
    organization)



     10401 Deerwood Park Boulevard, Jacksonville, Florida          32256
    ----------------------------------------------------------------------
     (Address of principal offices)                            (Zip Code)


    Registrant's telephone number, including area code:   (904) 987-500
                                                       -------------------


                                    Not Applicable
    ----------------------------------------------------------------------
       (Former name or former address, if changed since last report)



                                                 Total Number of Pages  11
                                                 Exhibit Index Located at Page 5


                                Page 1 of  11

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Items 1 through 4, Item 6, and Item 8 are not included because they are not applicable.

Item 5.  Other Events.

(a) Merger. On September 26, 1994, EquiCredit Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Barnett Banks, Inc. ("Barnett Banks") and a Delaware corporation to be formed as wholly-owned subsidiary of Barnett Banks (the "Merger Subsidiary"). The transaction was consummated on January 27, 1995.

(b) On August 15, 1996, (the "August Remittance Date") a scheduled distribution was made from EQCC Home Equity Loan Trust 1996-1 to holders of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates and Class R Certificates. The information contained in the Trustee's Remittance Report in respect of the August Remittance Date, attached hereto as Exhibit 99, is hereby incorporated by reference.

As of October 1, 1993, Old Stone Credit Corporation is n/k/a EquiCredit Corporation of America.

Item 7.        Financial Statements and Exhibits.

               (a)  Financial Statements - Not Applicable

               (b)  Pro Forma Financial Information - Not Applicable

               (c)  Exhibits
                      (Exhibit numbers conform to Item 601 of Regulation S-K):


                    99 Trustee's Remittance Report in respect of the August Remittance Date.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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                                      Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereto duly authorized.

                                       EQCC HOME EQUITY LOAN TRUST 1997-B
                                                  (Registrant)

                                       EQUICREDIT CORPORATION OF AMERICA
                                               as Representative



December 15, 1997                      BY: /s/ JOHN D. EVANS, JR.
-----------------                          -------------------------------
                                               John D. Evans, Jr.
                                               Senior Vice President

                                  INDEX TO EXHIBITS

                                                                 Sequentially
EXHIBIT                                                             Numbered
NUMBER                         Exhibit                                Page
-------                        -------                           -------------
   99 --  Trustee's Remittance Report in respect of the
            August Remittance Date.                                     7


                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]


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